UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2026

ONEMEDNET CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40386	86-2076743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6385 Old Shady Oak Road, Suite 250

Eden Prairie, MN 55344

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 800-918-7189

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONMD	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	ONMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information set forth below under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

The Board of Directors of OneMedNet Corporation (the “Company”) has established September 18, 2026 as the date of the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). The record date for stockholders entitled to notice of and to vote at the 2026 Annual Meeting will be August 11, 2026. Additional details regarding the 2026 Annual Meeting, including the matters to be considered and voted upon at the 2026 Annual Meeting, will be set forth in the Company’s definitive proxy statement for the 2026 Annual Meeting to be filed with the Securities and Exchange Commission (the “SEC”).

Because the 2026 Annual Meeting date has been changed by more than 30 calendar days from the anniversary date of the 2025 annual meeting held on December 17, 2025 (the “2025 Annual Meeting”), pursuant to SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the Bylaws of the Company (the “Bylaws”), the deadlines for stockholder nominations and proposals for consideration at the 2026 Annual Meeting set forth in the Company’s 2025 Annual Meeting proxy statement have been updated as set forth herein.

Proposals by stockholders intended to be presented at the 2026 Annual Meeting must be received by the Secretary of the Company no later than August 5, 2026, to be eligible for inclusion in the Company’s proxy materials relating to the 2026 Annual Meeting. The Company has determined that this date is a reasonable time before it expects to begin to print and send its proxy materials for the 2026 Annual Meeting in accordance with Rule 14a-8(e). The Company will not be required to include in its proxy, notice of meeting or proxy statement a stockholder proposal that is received after that date or that otherwise fails to meet the requirements for stockholder proposals established by applicable SEC rules and the Bylaws. Any stockholder who intends to submit a proposal other than for inclusion in the Company’s proxy materials for the 2026 Annual Meeting must deliver such proposal to the Secretary of the Company no later than August 5, 2026.

Any proposals by stockholders intended to be presented at the 2026 Annual Meeting, and any notices of intent to solicit proxies for the 2026 Annual Meeting, should be mailed or delivered to OneMedNet Corporation, 6385 Old Shady Oak Road, Suite 250, Eden Prairie, Minnesota 55344, Attention: Secretary. Such proposals must also comply with all other requirements set forth in the Bylaws and other applicable laws.

As set forth in the 2025 Annual Meeting proxy statement and as provided in the Bylaws, all stockholder nominations of candidates for election as directors of the Company must be received by the Secretary of the Company no later than August 5, 2026. Additionally, pursuant to SEC Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the 2026 Annual Meeting must give the Company notice of its intent to solicit proxies by providing the name(s) of the stockholder’s nominee(s) and certain other information by August 5, 2026. All stockholder nominations must be made in writing and delivered or mailed to the Secretary of the Company at the Company’s principal executive offices located at 6385 Old Shady Oak Road, Suite 250, Eden Prairie, Minnesota 55344.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2026

ONEMEDNET CORPORATION

By:	/s/ Aaron Green
Aaron Green
Chief Executive Officer